                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      33
                NOTES TO FINANCIAL STATEMENTS      38
               REPORT OF INDEPENDENT AUDITORS      42
                   DIVIDEND REINVESTMENT PLAN      43



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      45
                 RESULTS OF SHAREHOLDER VOTES      46

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VKQ
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                15.97%      13.63%
---------------------------------------------------------------------------
Five-year average annual total return                 6.15%       6.39%
---------------------------------------------------------------------------
Ten-year average annual total return                  6.39%       7.44%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             6.19%       7.40%
---------------------------------------------------------------------------
Commencement date                                              09/27/91
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.96%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.79%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               1.970%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               2.000%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               1.800%
---------------------------------------------------------------------------
Preferred share (Series D) rate(5)                               2.049%
---------------------------------------------------------------------------
Net asset value                                                  $16.07
---------------------------------------------------------------------------
Closing common share price                                       $13.79
---------------------------------------------------------------------------
One-year high common share price (02/02/2001)                    $14.30
---------------------------------------------------------------------------
One-year low common share price (11/28/2000)                     $12.25
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  55.5%   [PIE CHART]
- AA/Aa..............  11.3%
- A/A................  10.6%
- BBB/Baa............   7.9%
- BB/Ba..............   3.2%
- Non-Rated..........  11.5%
As of October 31, 2000
- AAA/Aaa............  53.6%   [PIE CHART]
- AA/Aa..............   8.6%
- A/A................  10.0%
- BBB/Baa............  15.0%
- BB/Ba..............   1.2%
- Non-Rated..........  11.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0710
12/00                                                                           0.0685
1/01                                                                            0.0685
2/01                                                                            0.0685
3/01                                                                            0.0685
4/01                                                                            0.0685
5/01                                                                            0.0685
6/01                                                                            0.0685
7/01                                                                            0.0685
8/01                                                                            0.0685
9/01                                                                            0.0685
10/01                                                                           0.0685

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
General Purpose                                                            21.70                              19.60
Health Care                                                                13.70                              15.90
Higher Education                                                            8.00                               7.50
Transportation                                                              7.80                               5.40
Industrial Revenue                                                          7.20                               8.80

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--October 1991 through October 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
10/91                                                                     15.0500                            14.8100
                                                                          15.2400                            15.1250
                                                                          15.1800                            14.7500
                                                                          15.9800                            15.6250
                                                                          16.2400                            15.7500
12/92                                                                     16.0000                            15.6250
                                                                          16.5700                            16.5000
                                                                          16.8600                            16.2500
                                                                          17.2600                            16.6250
12/93                                                                     17.2700                            16.5000
                                                                          15.5300                            14.8750
                                                                          15.3900                            15.1250
                                                                          15.1300                            14.3750
12/94                                                                     14.4800                            13.0000
                                                                          15.7200                            14.8750
                                                                          15.5000                            14.3750
                                                                          15.7600                            14.0000
12/95                                                                     16.5600                            14.1250
                                                                          15.9900                            14.1250
                                                                          15.8000                            14.0000
                                                                          16.0200                            14.5000
12/96                                                                     16.2700                            13.8750
                                                                          15.9600                            14.1250
                                                                          16.3900                            15.0625
                                                                          16.7700                            15.6875
12/97                                                                     17.0900                            16.1875
                                                                          17.0900                            15.8120
                                                                          17.0400                            16.1250
                                                                          17.5100                            17.0000
12/98                                                                     16.8200                            16.9375
                                                                          16.5500                            16.3125
                                                                          15.7100                            15.1875
                                                                          15.0300                            13.9375
12/99                                                                     14.3900                            12.7500
                                                                          14.6400                            12.8750
                                                                          14.5800                            13.3750
                                                                          14.8200                            12.8750
12/00                                                                     15.4700                            13.0625
                                                                          15.6000                            13.7800
                                                                          15.4600                            13.6100
                                                                          15.8500                            13.7500
10/01                                                                     16.0700                            13.7900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [BYRON PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31,
2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds.

This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 15.97 percent based on market price. This reflects an increase in market price from $12.625 per share on October 31, 2000, to $13.79 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our strategies for the period
revolved around maximizing the trust's total return within a disciplined interest rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems, and their well-publicized difficulties had caused a wave of rating downgrades across the industry. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered good yields with potential for spread tightening and price appreciation. In fact, healthcare bonds turned out to be one of the best-performing sectors this year, as credit conditions in the healthcare market seemed to have turned up and the general level of demand for higher-yielding municipal bonds increased.

    Broadly speaking, our other priority for the trust was to reduce its risk profile. At the sector level, we trimmed the portfolio's exposure to industrial revenue bonds when it became clear that the U.S. economy's weakness was likely to persist. These credits are directly tied to the health of the manufacturing segment of the economy, which was in continual decline over the period. As a result, we took the opportunity to sell credits that we felt were most likely to be hurt by the economy's weakness. The trust's exposure to the sector fell from
8.8 percent to 7.2 percent of long-term investments over the period.

    The general declining interest rate environment triggered a wave of call activity by issuers seeking to refinance their obligations at lower interest rates. As a result, many of the trust's issues were either called or prerefunded over the period. The trust benefited from much of this activity, since many of the credits that were called were airline and airport bonds. Several of the trust's single-family housing bonds were also called.

    Where possible, we sold these called and prerefunded issues out of the portfolio before they came to term in order to take advantage of market opportunities. In those cases where we believed there were no more attractive opportunities in the market, we opted to hold on to the securities until term. We generally reinvested the proceeds into premium coupon intermediate duration bonds, usually in the 15 year range. Our analysis showed that these bonds, which offer an attractive potential combination of strong income and moderate volatility, had the best total return potential going forward. We also purchased some longer duration discount bonds to help keep the trust's duration profile in line with our targets.

    These activities had the effect of significantly improving the trust's credit profile. By the end of the period, the portfolio's combined allocation to securities rated AA and AAA had increased by 4.6 percent to comprise 66.8 percent of long-term investments. This increase was accompanied by a 7.1 percent decline in the trust's BBB component.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  97.1%
           ALABAMA  1.3%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
           Sys Ser A................................... 5.875%   11/15/24   $  1,019,090
  8,450    Jefferson Cnty, AL Swr Rev Cap Impt Wtr Ser
           A (FGIC Insd)............................... 5.000    02/01/41      8,271,536
  2,000    Jefferson Cnty, AL Wtr Ser A (AMBAC Insd)... 5.000    04/01/09      2,154,460
                                                                            ------------
                                                                              11,445,086
                                                                            ------------
           ARIZONA  0.5%
  1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ
           St Univ Proj................................ 6.250    09/01/32      1,494,511
  2,500    Maricopa Cnty, AZ Indl Dev Auth Ed Rev AZ
           Charter Sch Proj 1 Ser A.................... 6.750    07/01/29      2,638,825
                                                                            ------------
                                                                               4,133,336
                                                                            ------------
           ARKANSAS  0.5%
  1,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
           Med Ctr..................................... 7.250    02/01/20      1,054,340
  2,500    Arkansas St Dev Fin Auth Hosp Rev WA Regl
           Med Ctr..................................... 7.375    02/01/29      2,639,250
  1,000    Jefferson Cnty, AK Hosp Rev Rfdg & Impt Regl
           Med Ctr..................................... 5.850    06/01/26      1,027,770
                                                                            ------------
                                                                               4,721,360
                                                                            ------------
           CALIFORNIA  5.3%
  4,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj C (FSA Insd).......   *      09/01/20      1,528,720
  5,010    California Ed Fac Auth Rev Cap Apprec Loyola
           Marymount Univ (Prerefunded @ 10/01/09)
           (MBIA Insd).................................   *      10/01/21      1,778,350

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 6,235    California Ed Fac Auth Rev Cap Apprec Loyola
           Marymount Univ (Prerefunded @ 10/01/09)
           (MBIA Insd).................................   *      10/01/22   $  2,072,265
  6,435    California Ed Fac Auth Rev Cap Apprec Loyola
           Marymount Univ (Prerefunded @ 10/01/09)
           (MBIA Insd).................................   *      10/01/25      1,756,948
    350    California Hlth Fac Fin Auth Rev Casa De Las
           Ser A (MBIA Insd)........................... 5.250%   08/01/17        366,457
  2,650    California Statewide Cmnty Dev Auth
           Ctf Part (e)................................ 7.250    11/01/29      2,754,993
  5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
           Rev (Escrowed to Maturity) (MBIA Insd)......   *      09/01/17      2,187,600
  1,000    Davis, CA Pub Fac Fin Auth Mace Ranch Area
           Ser A....................................... 6.600    09/01/25      1,057,870
  2,000    Del Mar, CA Race Track Auth Rev Rfdg........ 6.000    08/15/06      2,102,040
  6,990    Delano, CA Ctf Part Ser A (Prerefunded @
           01/01/03)................................... 9.250    01/01/22      7,730,521
 18,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/25      4,816,440
 27,810    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/33      4,361,164
  6,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Sr Lien Ser A (Escrowed to
           Maturity)...................................   *      01/01/18      2,732,460
  2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
           Santa Fe Redev Rfdg......................... 6.200    10/01/27      2,334,035
 16,540    Lodi, CA Elec Sys Rev Ctf Part Cap Apprec
           Ser B (MBIA Insd)...........................   *      01/15/29      3,357,620
  5,585    Sacramento, CA City Fin Auth Rev Comb Proj B
           (MBIA Insd).................................   *      11/01/14      3,100,401
  1,375    San Bernadino, CA Jt Pwr Fin Auth Alloc Rev
           Central City Merged Proj A Rfdg
           (AMBAC Insd)................................ 5.750    07/01/20      1,572,505
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
           Mello Roos-Weston Ranch Ser A............... 5.800    09/01/14      1,047,570
                                                                            ------------
                                                                              46,657,959
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO  3.2%
$ 5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg (Prerefunded @ 12/01/01)........ 6.900%   12/01/07   $  5,070,100
  8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg (Prerefunded @ 12/01/01)........ 7.000    12/01/13      8,619,510
  1,000    Colorado Ed & Cultural Fac Charter Sch Univ
           Lab Sch Proj................................ 6.250    06/01/31      1,009,540
  1,500    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives................................. 5.250    09/01/21      1,486,215
  1,125    Colorado Hlth Fac Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500    11/15/31      1,196,865
  2,000    Colorado Springs, CO Util Rev Sub Lien Sys
           Impt Ser A.................................. 4.750    11/15/26      1,911,120
  9,000    Meridian Metro Dist, CO Rfdg (Prerefunded @
           12/01/01)................................... 7.500    12/01/11      9,130,320
                                                                            ------------
                                                                              28,423,670
                                                                            ------------
           CONNECTICUT  3.4%
  7,140    Connecticut St Hlth & Ed Fac Auth Rev
           Nursing Home Proj AHF/Hartford (Prerefunded
           @ 11/01/04)................................. 7.125    11/01/24      8,199,933
  2,840    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      3,061,179
  3,540    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (a).......... 6.400    09/01/11      3,824,970
  6,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A--Private Placement (a).......... 5.750    09/01/18      6,511,570
  3,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A--Private Placement (a).......... 5.750    09/01/27      3,416,910
  3,460    Mashantucket Western Pequot Trive CT Spl Rev
           Ser A, 144A--Private Placement (Prerefunded
           @ 09/01/07) (a)............................. 6.400    09/01/11      4,044,290
  1,000    Meriden, CT Bd Antic Nt..................... 3.250    08/08/02      1,008,260
                                                                            ------------
                                                                              30,067,112
                                                                            ------------
           DELAWARE  0.2%
  1,950    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
           Subser B2................................... 7.200    12/01/21      1,991,262
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           DISTRICT OF COLUMBIA  0.1%
$ 1,000    District of Columbia Hosp Rev Medlantic
           Hlthcare Grp A Rfdg (Escrowed to Maturity)
           (MBIA Insd)................................. 5.875%   08/15/19   $  1,095,260
                                                                            ------------

           FLORIDA  6.1%
  1,000    Alachua Cnty, FL Sch Brd Ctf (AMBAC Insd)... 5.000    07/01/19      1,012,730
  1,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
           Insd)....................................... 5.250    10/01/26      1,006,980
  3,750    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)....................................... 5.950    07/01/20      4,200,712
  1,000    Florida St Brd Ed Lottery Rev Ser A
           (FGIC Insd)................................. 5.750    07/01/11      1,143,230
  3,000    Florida St Dept Environmental Protection
           Presv Rev Ser A (FGIC Insd)................. 5.750    07/01/10      3,415,290
  6,500    Gulf Breeze, FL Rev Cap Fdg Ser B
           (MBIA Insd)................................. 4.500    10/01/27      5,960,695
  1,895    Gulf Breeze, FL Rev Loc Govt Ln E Tend (FGIC
           Insd)....................................... 5.625    12/01/20      2,050,712
  1,255    Gulf Breeze, FL Rev Venice Loc Govt (FGIC
           Insd)....................................... 5.050    12/01/20      1,314,223
  2,000    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist/Sunbelt Ser A..................... 6.000    11/15/31      2,060,660
  2,310    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Hlth Fac Proj Univ Cmnty Hosp Ser A..... 5.500    08/15/14      2,290,134
  1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Univ Cmnty Hosp (MBIA Insd)............. 5.750    08/15/14      1,082,270
  1,515    Miami Beach, FL Stormwtr Rev
           (FGIC Insd)................................. 5.250    09/01/25      1,556,481
  2,000    Miami Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd)................ 5.000    08/15/20      2,007,300
  4,320    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd)....................................... 5.625    10/01/14      4,729,277
  4,300    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd)....................................... 5.500    10/01/31      4,503,347

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 2,000    Palm Beach Cnty, FL Sch Brd Ctf Ser B (AMBAC
           Insd)....................................... 5.000%   08/01/21   $  2,012,260
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser B (AMBAC
           Insd)....................................... 5.000    08/01/25      1,001,990
  2,140    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd)................................ 5.500    06/01/12      2,388,861
  7,330    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
           Kobernick/Meadow Pk (Prerefunded @
           07/01/02)................................... 10.000   07/01/22      7,837,822
  1,060    Tallahassee, FL Lease Rev FL St Univ Proj
           Ser A (MBIA Insd)........................... 5.500    08/01/18      1,130,331
  1,000    Tampa Bay Wtr FL Util Sys Ser B
           (FGIC Insd) (b)............................. 5.000    10/01/31      1,001,120
                                                                            ------------
                                                                              53,706,425
                                                                            ------------
           GEORGIA  6.0%
 45,000    Georgia Loc Govt Ctf Part Grantor Trust Ser
           A (MBIA Insd)............................... 4.750    06/01/28     44,073,000
  2,645    Georgia St Ser D............................ 6.000    10/01/05      2,950,074
  3,500    Georgia St Ser D............................ 6.000    10/01/06      3,956,925
  2,000    Royston, GA Hosp Auth Hosp Ctf Rev Ty Cobb
           Hlthcare Sys Inc Rfdg....................... 6.500    07/01/27      1,913,380
                                                                            ------------
                                                                              52,893,379
                                                                            ------------
           HAWAII  0.4%
  1,465    Honolulu, HI City & Cnty Ser D (FGIC
           Insd)....................................... 4.700    02/01/08      1,526,486
  2,850    Honolulu, HI City & Cnty Wastewtr Sys Rev
           Cap Apprec (FGIC Insd)......................   *      07/01/12      1,778,485
                                                                            ------------
                                                                               3,304,971
                                                                            ------------
           ILLINOIS  11.1%
  4,285    Bedford Pk, IL Tax Increment Rev Sr Lien
           Bedford City Square Proj.................... 9.250    02/01/12      4,409,436
  3,400    Carol Stream, IL First Mtg Rev Windsor Pk
           Mnr Proj.................................... 7.000    12/01/13      3,420,502
  1,500    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)................   *      01/01/16        704,370
  1,300    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)................   *      01/01/18        532,662
  1,285    Chicago, IL Brd Ed (FGIC Insd).............. 6.000    12/01/12      1,479,600

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)........ 5.500%   12/01/28   $  1,462,174
  4,000    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
           (FGIC Insd)................................. 5.750    01/01/40      4,279,680
  1,015    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac Ser B (AMBAC Insd)............ 5.500    01/01/16      1,080,386
  1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac Ser B (AMBAC Insd)............ 5.000    01/01/26        984,080
  2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           American Airl Inc Proj Rfdg (Asset Gty
           Insd)....................................... 8.200    12/01/24      2,528,550
  2,565    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)... 5.750    01/01/12      2,891,986
  2,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.500    01/01/38      2,087,720
  2,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/41      1,964,440
  2,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien Ser B (MBIA Insd)...................... 5.000    01/01/30      1,968,660
  1,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/23        994,030
  1,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      1,042,550
  7,765    Du Page Cnty, IL Fst Presv Dist.............   *      11/01/17      3,529,037
  5,000    Du Page Cnty, IL Trans Rev (FSA Insd)....... 5.750    01/01/15      5,536,900
  2,000    Du Page Wtr Commn IL Rfdg (b)............... 5.250    03/01/10      2,178,500
  1,000    Du Page Wtr Commn IL Rfdg (b)............... 5.250    03/01/11      1,092,150
    900    Hodgkins, IL Tax Increment Ser A Rfdg....... 9.500    12/01/09        939,339
  4,000    Hodgkins, IL Tax Increment Ser A Rfdg....... 7.625    12/01/13      4,279,120
  2,860    Illinois Dev Fin Auth Rev Adventist Hlth Ser
           A (MBIA Insd)............................... 5.500    11/15/05      3,109,020
  2,725    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A......................... 7.375    07/01/25      2,810,837
  2,705    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Aurora East Sch (MBIA Insd).................   *      12/01/15      1,386,935
  1,740    Illinois Edl Fac Auth Rev Riverside Hlth Sys
           Ser A Rfdg.................................. 5.900    10/01/14      1,770,502
  1,565    Illinois Edl Facs Auth Rev DePaul Univ
           (AMBAC Insd)................................ 5.625    10/01/15      1,709,027
  2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Ser C Rfdg (FSA Insd)....................... 6.750    04/15/12      2,608,525
  7,555    Illinois Hlth Fac Auth Rev Fairview Oblig
           Grp Proj Ser A (Prerefunded @ 10/01/02)..... 9.500    10/01/22      8,105,608

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,000    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
           Sys Ser A................................... 6.125%   07/01/31   $  2,009,640
  1,420    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @
           05/15/02)................................... 7.250    05/15/12      1,487,720
  1,825    Illinois Hlth Facs Auth Rev Edward Hosp
           Obligated Grp A (FSA Insd).................. 5.000    02/15/20      1,812,973
  2,500    Illinois St First Ser (MBIA Insd)........... 5.500    12/01/09      2,790,575
  1,500    Illinois St First Ser (FGIC Insd) (b)....... 5.375    11/01/14      1,613,160
  4,330    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Cap Apprec McCormick Plan Expansion
           Ser A (FGIC Insd)...........................   *      06/15/14      2,400,032
  1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
           Apts Ser A Rfdg (GNMA Collateralized)....... 7.000    01/01/25      1,605,281
  3,230    Saint Clair Cnty, IL Cap Impt Rev McKendree
           College Proj Rfdg........................... 6.000    02/01/24      3,204,192
  3,060    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................   *      01/01/12      1,952,219
  3,505    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................   *      01/01/14      1,982,218
  2,010    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................   *      01/01/16      1,004,055
  1,415    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................   *      01/01/19        584,225
  9,660    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).......................................   *      12/01/16      4,613,519
                                                                            ------------
                                                                              97,946,135
                                                                            ------------
           INDIANA  0.7%
  1,000    Allen Cnty, IN Juvenile Justice Ctr First
           Mtg (AMBAC Insd)............................ 5.500    01/01/18      1,059,450
  1,000    Clark Pleasant, IN Cmnty Sch First Mtg
           (AMBAC Insd) (b)............................ 5.500    07/15/13      1,102,130
  1,000    Indiana Hlth Fac Fin Auth Hosp Rev Methodist
           Hosp Inc.................................... 5.500    09/15/31        997,160
  1,580    Indiana Transn Fin Auth Toll Rd Lease Rev
           Rfdg (AMBAC Insd)........................... 5.375    07/01/09      1,705,910
  1,500    Petersburg, IN Pollutn Ctl Rev IN Pwr &
           Lt.......................................... 5.950    12/01/29      1,539,585
                                                                            ------------
                                                                               6,404,235
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           KANSAS  0.5%
$ 3,000    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd)......................... 6.000%   09/01/09   $  3,448,830
  1,000    Wichita, KS Hosp Rev Fac Impt Ser III
           Rfdg........................................ 5.625    11/15/31      1,019,420
                                                                            ------------
                                                                               4,468,250
                                                                            ------------
           KENTUCKY  1.6%
  2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
           Proj........................................ 7.200    10/01/20      2,042,600
  4,000    Elsmere, KY Indl Dev Rev Rfdg (Prerefunded @
           04/01/05)................................... 6.750    04/01/10      4,549,480
  3,500    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd)........................ 5.500    07/01/07      3,867,220
  1,000    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd)........................ 5.625    07/01/14      1,105,430
  2,350    Louisville & Jefferson, KY Swr Ser A (MBIA
           Insd) (b)................................... 5.500    05/15/15      2,574,096
                                                                            ------------
                                                                              14,138,826
                                                                            ------------
           LOUISIANA  1.4%
    580    East Baton Rouge, LA Mtg Fin Auth
           Single Family Mtg Ser A
           (GNMA Collateralized)....................... 7.100    10/01/24        594,262
  3,000    Louisiana St Ser A (FGIC Insd).............. 5.500    11/15/07      3,333,510
  8,865    Louisiana St Univ & Agriculture & Mechanical
           College Univ Rev Master Lease (e)........... 5.750    10/30/18      8,740,691
                                                                            ------------
                                                                              12,668,463
                                                                            ------------
           MAINE  0.1%
  1,000    Maine Vets Homes ME Rev..................... 7.750    10/01/20      1,055,260
                                                                            ------------

           MARYLAND  0.6%
  2,300    Baltimore, MD Cap Apprec Cons Pub Impt &
           Rfdg (FGIC Insd)............................   *      10/15/06      1,897,845
  1,845    Baltimore, MD Cap Apprec Ser A
           (FGIC Insd).................................   *      10/15/07      1,423,215
  2,075    Baltimore, MD Cap Apprec Ser A (Prerefunded
           @ 10/15/05) (FGIC Insd).....................   *      10/15/07      1,633,336
                                                                            ------------
                                                                               4,954,396
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MASSACHUSETTS  1.2%
$ 1,380    Harvard, MA Bd Antic Nts.................... 4.750%   11/15/01   $  1,381,270
    880    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Ctr (ACA Insd)................ 6.100    09/01/18        935,528
  1,000    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Ctr (ACA Insd)................ 6.250    09/01/28      1,062,140
  1,500    Massachusetts St Grant Antic Nt Ser A....... 5.750    06/15/15      1,668,000
  3,700    Massachusetts St Hlth & Ed Fac Auth Rev New
           England Med Cent Hosp Ser G (MBIA Insd)..... 5.000    07/01/13      3,802,712
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Partners Hlthcare Sys Ser C................. 5.750    07/01/32      1,029,900
    825    Massachusetts St Hlth & Ed Fac Auth Rev
           Winchester Hosp Ser D Rfdg
           (Connie Lee Insd)........................... 5.750    07/01/14        867,908
                                                                            ------------
                                                                              10,747,458
                                                                            ------------
           MICHIGAN  2.1%
    960    Detroit, MI Loc Dev Fin Auth Ser C.......... 6.850    05/01/21        978,960
  3,790    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sr Ser B.................................... 6.700    05/01/21      3,856,666
  1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Ctr.................... 5.750    05/15/18      1,102,391
    500    Michigan St Hosp Fin Auth Rev Hosp Genesys
           Regl Med Ser A Rfdg (Escrowed to
           Maturity)................................... 5.375    10/01/13        536,655
  1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
           Oblig Grp Rfdg.............................. 5.625    11/15/31        999,400
  1,435    Michigan St Hosp Fin Auth Rev Saratoga Cmnty
           Hosp Rfdg (Prerefunded @ 06/01/02).......... 8.750    06/01/10      1,505,760
  5,000    Michigan St Hsg Dev Rental Hsg Rev Ser A
           (MBIA Insd)................................. 5.300    10/01/37      4,973,500
  1,500    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg...................... 5.650    09/01/29      1,524,420
  1,500    Michigan St Strategic Fd Ltd Detroit Edison
           Pollutn Ctl Ser C Rfdg...................... 5.450    09/01/29      1,518,675
  1,750    Michigan St Strategic Fd Ltd Oblig Rev WMX
           Technologies Inc Proj....................... 6.000    12/01/13      1,785,350
                                                                            ------------
                                                                              18,781,777
                                                                            ------------
           MINNESOTA  0.2%
  1,500    Suburban Hennepin, MN Regl Pk............... 5.000    02/01/14      1,561,395
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MISSISSIPPI  0.5%
$ 2,500    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj..................... 5.875%   04/01/22   $  2,477,850
  1,805    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized)................. 7.550    12/01/27      1,999,669
                                                                            ------------
                                                                               4,477,519
                                                                            ------------
           MISSOURI  1.8%
  1,400    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt.................... 6.100    06/01/20      1,250,018
  1,000    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt.................... 6.200    06/01/29        870,090
  1,250    Fulton 54 Transn Corp Hwy Rev MO (AMBAC
           Insd)....................................... 4.600    09/01/04      1,318,350
  1,740    Good Shepherd Nursing Home Dist MO Nursing
           Home Fac Rev (Prerefunded @ 08/15/05)....... 7.625    08/15/15      2,063,727
  1,250    Kansas City, MO Met Cmnty College Impt
           Leasehold Jr College Rfdg (FGIC Insd)....... 5.000    07/01/21      1,249,137
  1,000    Missouri St Hlth & Ed Fac Saint Lukes
           Episcopal Preb Hosp (FSA Insd).............. 5.250    12/01/26      1,018,250
  3,085    Missouri St Hwy & Trans Commn Rd Rev Ser
           A........................................... 5.250    02/01/07      3,361,015
  1,000    Missouri St Hwy & Trans Ser A............... 5.125    02/01/17      1,038,800
  1,000    OTC Pub Bldg Corp MO Leasehold Rev Rfdg &
           Impt Ozarks College Tech Proj Rfdg (FSA
           Insd)....................................... 5.000    03/01/22        998,030
  2,810    Perry Cnty, MO Nursing Home Rev Rfdg........ 5.900    03/01/28      2,338,173
                                                                            ------------
                                                                              15,505,590
                                                                            ------------
           MONTANA  0.4%
  3,900    Montana St Coal Severance Tax Broadwtr Pwr
           Proj Ser A Rfdg............................. 6.875    12/01/17      3,913,065
                                                                            ------------

           NEBRASKA  0.3%
  1,250    American Pub Energy Agy NE Gas Sup Rev NE
           Pub Gas Agy Proj Ser A (AMBAC Insd)......... 4.375    06/01/10      1,249,075
  1,250    Douglas Cnty, NE Sch Dist Ser B............. 5.000    12/15/24      1,255,137
                                                                            ------------
                                                                               2,504,212
                                                                            ------------
           NEVADA  0.8%
  1,450    Clark Cnty, NV Indl Dev Rev Adj NV Pwr Co
           Proj Ser C Rfdg............................. 5.500    10/01/30      1,328,722
  3,720    Clark Cnty, NV Trans Ser A (FGIC Insd)...... 4.500    12/01/16      3,630,311
  2,545    Clark Cnty, NV Trans Ser B (FGIC Insd)...... 4.500    12/01/16      2,483,640
                                                                            ------------
                                                                               7,442,673
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW HAMPSHIRE  0.9%
$ 4,800    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Daniel Webster College Issue................ 6.300%   07/01/29   $  4,588,752
  2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Riverwoods at Exeter Ser A.................. 6.500    03/01/23      1,832,060
  1,000    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch.............................. 6.750    07/01/20      1,035,630
                                                                            ------------
                                                                               7,456,442
                                                                            ------------
           NEW JERSEY  5.7%
  4,000    Camden Cnty, NJ Impt Auth Lease Rev
           Ser A (e)................................... 8.000    06/01/27      1,950,000
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/02        992,700
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/03        968,460
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/04        938,150
  1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/05      1,320,526
  1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/06      1,272,631
  1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/07      1,341,112
  1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................   *      03/01/08      1,230,876
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd) (c).................... 5.900    03/15/21     28,630,500
  5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
           Insd)....................................... 6.500    04/01/22      5,166,800
  3,500    New Jersey St Tpk Auth Tpk Rev Ser C (FSA
           Insd)....................................... 6.500    01/01/16      4,274,725
  1,000    New Jersey St Trans Corp Capital Grant Antic
           Nt Ser B (AMBAC Insd)....................... 5.500    02/01/08      1,105,140
  1,000    New Jersey St Trans Tr Fd Auth Trans Sys
           Ser A....................................... 5.750    06/15/18      1,135,680
                                                                            ------------
                                                                              50,327,300
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK  7.2%
$ 6,945    Long Island Pwr Auth, NY Elec Cap Apprec
           (FSA Insd)..................................     *    06/01/18   $  3,054,550
  4,325    Long Island Pwr Auth, NY Elec Cap Apprec
           (FSA Insd)..................................     *    06/01/22      1,505,532
  5,550    Metropolitan Tran Auth NY Svc Contract
           Commuter Fac Ser N Rfdg..................... 6.000%   07/01/11      5,686,752
  1,900    Metropolitan Tran Auth NY Svc Contract Tran
           Fac Ser N Rfdg.............................. 6.000    07/01/11      1,946,816
  2,500    Nassau Cnty, NY Impt Ser F.................. 7.000    03/01/04      2,705,650
  2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Sec Ser A................................... 5.750    11/15/13      2,807,900
  5,000    New York City Adj Subser A-1................ 5.750    08/01/12      5,263,600
  7,000    New York City Ser A......................... 6.250    08/01/08      7,924,280
    205    New York City Ser F......................... 8.250    11/15/02        214,412
  1,000    New York City Ser H......................... 5.750    03/15/13      1,106,520
  2,500    New York City Trans Fin Auth Rev Future Tax
           Sec Ser C................................... 4.750    05/01/23      2,397,575
  1,250    New York St Dorm Auth Rev Cons City Univ Sys
           A (FSA Insd)................................ 5.750    07/01/13      1,434,025
  6,800    New York St Dorm Auth Rev Cons City Univ Sys
           Ser A....................................... 5.625    07/01/16      7,602,740
  3,835    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Ser C Rfdg (MBIA Insd).................. 4.750    08/15/19      3,716,038
  2,750    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Ser C Rfdg (MBIA Insd).................. 4.750    08/15/22      2,629,027
  2,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A (MBIA Insd)............................... 4.750    05/15/25      1,921,860
  2,320    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Ser F Rfdg (MBIA Insd)............ 5.375    02/15/14      2,436,302
  3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
           Bristol--Meyers Squibb Co Proj.............. 5.750    03/01/24      3,350,190
  5,676    Plainedge, NY Union Free Sch Dist........... 6.000    06/01/12      6,080,006
                                                                            ------------
                                                                              63,783,775
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NORTH CAROLINA  2.4%
$ 7,015    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser A Rfdg (MBIA Insd).................. 5.500%   01/01/05   $  7,541,827
  2,200    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser C (ACA Insd)........................ 5.000    01/01/21      2,094,312
  8,300    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (MBIA Insd)................... 6.000    01/01/12      9,573,718
  2,250    North Carolina St Pub Impt Ser A............ 5.000    09/01/02      2,305,170
                                                                            ------------
                                                                              21,515,027
                                                                            ------------
           OHIO  3.6%
  2,975    Cleveland Cuyahoga Cnty, OH Dev Port Auth
           Rev Cleveland Bond Fd Ser B................. 5.375    05/15/18      2,772,730
  2,750    Columbus, OH Ser 2.......................... 5.000    06/15/07      2,975,528
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj........................................ 7.500    01/01/30      1,086,660
  4,800    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd).................. 5.250    06/01/10      5,041,488
  1,580    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg............................. 5.375    12/01/05      1,726,656
  2,070    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg
           (Escrowed to Maturity)...................... 5.250    12/01/02      2,137,296
  2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
           Cent Impt & Rfdg (MBIA Insd)................ 6.250    04/01/20      2,667,818
  1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg Ltd
           Part Proj Rfdg (AMBAC Insd)................. 6.375    04/01/29      1,094,520
  2,500    Ohio St Bldg Auth St Fac Adult Correction
           Ser A Rfdg (FSA Insd)....................... 5.500    10/01/12      2,794,650
  1,500    Ohio St Common Sch Cap Fac Ser B............ 5.000    09/15/04      1,598,325
  1,630    Ohio St Common Sch Cap Fac Ser B............ 5.500    09/15/08      1,814,369
  1,000    Ohio St Higher Ed Cap Fac Ser II A.......... 5.250    12/01/05      1,089,250
  4,750    Parma, OH Hosp Impt Rev Parma Cmnty Gen Hosp
           Assoc Rfdg.................................. 5.375    11/01/29      4,573,823
                                                                            ------------
                                                                              31,373,113
                                                                            ------------
           OKLAHOMA  0.9%
  1,555    Cleveland Cnty, OK Home Ln Auth Rfdg........ 8.000    08/01/12      1,588,013
  1,240    Kay Cnty, OK Home Fin Auth Rev Single Family
           Mtg Ser A Rfdg (AMBAC Insd)................. 7.000    11/01/11      1,543,788
  4,240    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)............... 7.997    08/01/18      4,795,525
                                                                            ------------
                                                                               7,927,326
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OREGON  0.4%
$ 1,250    Portland, OR Cmnty College Dist Ser B....... 5.250%   06/01/12   $  1,365,525
  2,285    Washington Cnty, OR Sch Dist (FSA Insd)..... 5.375    06/15/14      2,473,970
                                                                            ------------
                                                                               3,839,495
                                                                            ------------
           PENNSYLVANIA  3.1%
  2,500    Allegheny Cnty, PA San Auth Swr
           (MBIA Insd)................................. 5.500    12/01/30      2,625,850
  1,000    Carbon Cnty, PA Ind Dev Auth Panther Creek
           Partn Proj Rfdg (LOC: Paribas & Union Bk of
           CA Intl).................................... 6.650    05/01/10      1,069,550
  1,795    Harrisburg, PA Pkg Auth Rev Gtd Ser J Rfdg
           (MBIA Insd)................................. 5.000    09/01/19      1,808,050
    135    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 4.800    12/15/03        134,681
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 5.000    12/15/05        206,365
    275    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 5.100    12/15/06        269,206
    295    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 5.250    12/15/07        288,259
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 5.300    12/15/08        203,383
    320    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 5.300    12/15/09        305,802
    240    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................ 5.400    12/15/10        229,039
  1,650    Lycoming Cnty, PA Auth College Rev PA
           College of Technology (AMBAC Insd).......... 5.350    07/01/26      1,700,622
  1,750    Montgomery Cnty, PA Indl Dev Auth Retirement
           Cmnty Rev Adult Cmnty Total Svc Ser B....... 5.625    11/15/12      1,826,318
  2,700    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D....................... 7.150    12/01/18      2,813,751
  1,000    Pennsylvania St Tpk Comn Rev Ser T Rfdg
           (FGIC Insd)................................. 5.500    12/01/11      1,129,190
  2,000    Philadelphia, PA Auth Indl Dev Philadelphia
           Arpt Sys Proj Ser A (FGIC Insd)............. 5.250    07/01/28      2,012,020
  1,000    Philadelphia, PA Auth Indl Dev Philadelphia
           Arpt Sys Proj Ser A (FGIC Insd)............. 5.125    07/01/19      1,006,470

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,500    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750%   02/01/12   $  1,696,860
  9,000    Philadelphia, PA Sch Dist Ser A (MBIA
           Insd)....................................... 4.500    04/01/23      8,339,670
                                                                            ------------
                                                                              27,665,086
                                                                            ------------
           RHODE ISLAND  0.6%
  2,235    Providence, RI Redev Agy Ctf Part Ser A..... 8.000    09/01/24      2,287,411
  3,050    Rhode Island Hsg & Mtg Fin Corp (Inverse
           Fltg) (d)................................... 11.837   04/01/24      3,160,563
                                                                            ------------
                                                                               5,447,974
                                                                            ------------
           SOUTH CAROLINA  0.3%
  2,000    Charleston Cnty, SC Hlth Fac Rev First Mtg
           Episcopal Church Proj Ser A................. 5.400    04/01/04      2,002,160
    475    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
           (FSA Insd).................................. 5.125    01/01/13        507,965
                                                                            ------------
                                                                               2,510,125
                                                                            ------------
           SOUTH DAKOTA  0.7%
  5,930    South Dakota Hsg Dev Auth Homeownership Mtg
           Ser F....................................... 5.800    05/01/28      6,069,592
                                                                            ------------

           TENNESSEE  1.5%
  4,000    Johnson City, TN Hlth & Ed Fac Brd Hosp
           Rev First Mtg Mtn St Hlth Ser A Rfdg
           (MBIA Insd)................................. 7.500    07/01/25      5,005,800
  2,500    Memphis, TN (Prerefunded @ 10/01/06)........ 5.250    10/01/14      2,761,775
  1,000    Metropolitan Nashville Arpt Auth TN Impt Ser
           A Rfdg (FGIC Insd).......................... 6.600    07/01/14      1,199,310
  1,950    Municipal Energy Acquisition Corp
           (FSA Insd).................................. 4.125    03/01/07      1,960,121
  2,470    Tennessee Hsg Dev Agy Homeownership Pgm
           2-A......................................... 5.700    07/01/31      2,534,986
                                                                            ------------
                                                                              13,461,992
                                                                            ------------
           TEXAS  7.1%
  6,500    Alliance Arpt Auth Inc TX Spl Fac Rev Amern
           Airl Inc Proj............................... 7.500    12/01/29      6,336,200
  6,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
           TX Util Elec Co Proj A (AMBAC Insd)......... 6.750    04/01/22      6,217,260
    420    Brazos, TX Higher Ed Auth Inc Student Ln Rev
           Subser C2 Rfdg (Std Lns Gtd)................ 7.100    11/01/04        456,763
  1,350    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd).... 5.750    02/15/14      1,488,645

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS (CONTINUED)
$ 2,500    Coastal Bend Hlth Fac Dev TX Ser C (Inverse
           Fltg) (Escrowed to Maturity)
           (AMBAC Insd) (d)............................ 9.428%   11/15/13   $  3,359,375
  2,420    Dallas Cnty, TX Cmnty College Dist Rev Fing
           Sys (AMBAC Insd)............................ 5.375    02/15/16      2,533,425
  6,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Amern Airl Inc (Asset Gty Insd).... 6.375    05/01/35      5,037,300
  3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airl Inc..................... 7.625    11/01/21      3,565,440
  2,000    Fort Worth, TX Wtr & Swr Rev Rfdg & Impt.... 5.500    02/15/05      2,157,660
  1,745    Harris Cnty, TX Perm Impt Rfdg.............. 5.000    10/01/11      1,831,849
  3,345    Houston, TX Hotel Occupancy Tax Convtn &
           Entertnmnt Ser B (AMBAC Insd)............... 5.750    09/01/14      3,720,443
  3,000    Houston, TX Indpt Sch Dist Maintenance Tax
           Nt (FSA Insd)............................... 5.000    07/15/20      3,005,490
  6,790    Houston, TX Indpt Sch Dist Pub Fac Corp
           Lease Rev Cap Apprec West Side Ser B (AMBAC
           Insd).......................................   *      09/15/14      3,710,531
  1,500    Houston, TX Public Impt Rfdg (FSA Insd)..... 5.750    03/01/15      1,651,980
  2,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
           Rfdg (FGIC Insd)............................ 6.250    12/01/05      2,810,500
  1,000    Mesquite, TX Hlth Fac Dev Christian Care
           Retirement Fac Ser A........................ 7.625    02/15/28      1,043,390
  1,400    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,467,550
  1,000    North Central, TX Hlth Fac Dev Hosp Baylor
           Hlthcare Sys Proj A (b)..................... 5.125    05/15/29        967,050
  4,498    Region One Ed Svc Cent Sub Tech
           Fac Proj (e)................................ 6.590    12/15/17      4,839,670
  1,465    Texas Gen Svc Comm Part Int (e)............. 7.250    08/01/11      1,490,521
  2,000    Texas Muni Pwr Agy Rev (Prerefunded @
           09/01/02) (MBIA Insd)....................... 5.750    09/01/12      2,061,860
  4,000    Texas Muni Pwr Agy Rev Rfdg (MBIA Insd).....   *      09/01/15      2,058,600
  1,000    Tyler, TX Hlth Facs Dev Corp Mother Frances
           Hosp Regl Hlth.............................. 6.000    07/01/31        987,610
                                                                            ------------
                                                                              62,799,112
                                                                            ------------
           UTAH  0.5%
  3,670    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04).......... 9.500    12/15/18      4,401,688
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           VIRGINIA  2.6%
$ 1,320    Fairfax Cnty, VA Ctf Part................... 5.300%   04/15/23   $  1,328,461
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj (Prerefunded
           @ 08/01/05)................................. 6.500    08/01/10      1,719,435
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj (Prerefunded
           @ 08/01/05)................................. 7.125    08/01/21      1,751,370
  1,630    Richmond, VA (FSA Insd)..................... 5.125    01/15/08      1,767,523
  1,340    Richmond, VA (FSA Insd)..................... 5.500    01/15/10      1,498,723
  5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Ser B Rfdg (MBIA Insd)............. 6.250    07/01/20      5,202,900
  2,155    Virginia Cmlth Trans Brd North VA Transn
           Dist Pgm Ser A.............................. 5.375    05/15/14      2,346,105
  1,875    Virginia St Hsg Dev Auth Cmlth Mtg Subser
           A-3......................................... 5.650    07/01/07      2,000,794
  1,960    Virginia St Hsg Dev Auth Cmlth Mtg Subser
           A-3......................................... 5.700    07/01/08      2,095,671
  2,095    Virginia St Hsg Dev Auth Cmlth Mtg Subser
           A-3......................................... 5.800    07/01/09      2,249,569
  1,210    Virginia St Hsg Dev Auth Cmlth Mtg Subser
           A-3......................................... 5.900    07/01/10      1,307,647
                                                                            ------------
                                                                              23,268,198
                                                                            ------------
           WASHINGTON  4.7%
  5,000    Bellevue, WA Convention Cent Auth Spl Oblig
           Rev Rfdg (MBIA Insd)........................   *      02/01/24      1,551,200
  1,000    Chelan Cnty, WA Pub Util Dist No 1 Cons Rev
           Chelan Hydro Ser A (MBIA Insd).............. 5.600    01/01/36      1,037,000
  3,230    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys
           Rev Rfdg (FSA Insd)......................... 5.500    01/01/07      3,530,358
  3,000    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys
           Rev Rfdg (FSA Insd)......................... 5.625    01/01/12      3,340,410
  3,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)............................. 5.500    07/01/18      3,174,780
  5,000    King Cnty, WA Ser B Rfdg (MBIA Insd)........ 5.250    01/01/34      5,057,550
  1,000    Pierce Cnty, WA Sch Dist No 003 Ser A
           (Prerefunded @ 12/01/02) (AMBAC Insd)....... 6.700    12/01/09      1,049,160
  2,000    Port Seattle, WA Rev Ser A (FGIC Insd)...... 5.000    04/01/31      1,968,120
  1,000    Port Seattle, WA Rev Ser B (MBIA Insd)...... 5.625    02/01/24      1,044,710
  1,500    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
           (FSA Insd).................................. 5.500    03/01/17      1,587,975

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           WASHINGTON (CONTINUED)
$ 1,345    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
           Insd)....................................... 5.750%   01/01/15   $  1,490,233
  3,415    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)....................................... 5.500    01/01/11      3,800,519
     30    Washington St Pub Pwr Supply Sys
           (Prerefunded @ 07/01/03) (MBIA Insd)........ 5.600    07/01/15         32,220
  1,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (MBIA Insd)................... 5.750    07/01/12      1,927,100
 10,465    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser B Rfdg (MBIA Insd)........ 5.600    07/01/15     11,036,703
                                                                            ------------
                                                                              41,628,038
                                                                            ------------
           WEST VIRGINIA  0.8%
  6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev Potomac Edison Co Ser A
           (MBIA Insd)................................. 6.875    04/15/22      6,801,127
                                                                            ------------

           WISCONSIN  2.5%
  1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
           Co Proj Ser A............................... 6.750    04/01/27      1,027,440
    500    Wisconsin Hsg & Econ Dev Auth Homeownership
           Rev Ser F................................... 5.250    07/01/29        489,955
  5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev
           Ser B....................................... 7.050    11/01/22      5,403,248
  5,000    Wisconsin St Hlth & Ed Fac Auth Mercy Hlth
           Sys Corp (AMBAC Insd)....................... 5.500    08/15/25      5,158,050
  7,280    Wisconsin St Hlth & Ed Fac Auth Rev
           Children's Hosp (FGIC Insd)................. 5.000    08/15/10      7,503,423
  1,000    Wisconsin St Hlth & Ed Fac Auth Rev Kenosha
           Hosp & Med Ctr Proj......................... 5.700    05/15/20      1,014,200
  1,250    Wisconsin St Hlth & Ed Froedert & Cmnty Hlth
           Oblig....................................... 5.375    10/01/30      1,211,625
                                                                            ------------
                                                                              21,807,941
                                                                            ------------
           WYOMING  0.5%
    320    Wyoming Cmnty Dev Auth Single Family Ser G
           (FHA/VA Gtd)................................ 7.250    06/01/21        329,882
  4,000    Wyoming Cmnty Dev Auth Single Family Ser H
           (FHA Gtd)................................... 7.100    06/01/12      4,152,520
                                                                            ------------
                                                                               4,482,402
                                                                            ------------
           GUAM  0.6%
  5,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      5,137,000
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PUERTO RICO  0.2%
$ 2,000    Puerto Rico Indl Tourist Ed Med &
           Environmental Ctl Fac Fin Auth Higher
           Ed Rev...................................... 5.375%   02/01/29   $  1,971,680
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $806,744,651)....................................................    858,683,507
SHORT-TERM INVESTMENTS  0.7%
  (Cost $6,600,000)......................................................      6,600,000
                                                                            ------------
TOTAL INVESTMENTS  97.8%
  (Cost $813,344,651)....................................................    865,283,507
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%..............................     19,120,055
                                                                            ------------
NET ASSETS  100.0%.......................................................   $884,403,562
                                                                            ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
Std Lns--Student Loans

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $813,344,651).......................    $865,283,507
Cash........................................................         344,781
Receivables:
  Investments Sold..........................................      17,130,824
  Interest..................................................      13,468,493
Other.......................................................           8,073
                                                                ------------
    Total Assets............................................     896,235,678
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,418,242
  Investment Advisory Fee...................................         448,855
  Income Distributions--Common and Preferred Shares.........         392,774
  Administrative Fee........................................         149,619
  Affiliates................................................          20,781
Accrued Expenses............................................         217,941
Trustees' Deferred Compensation and Retirement Plans........         183,904
                                                                ------------
    Total Liabilities.......................................      11,832,116
                                                                ------------
NET ASSETS..................................................    $884,403,562
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 12,000 issued with liquidation preference of
  $25,000 per share)........................................    $300,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 36,365,393 shares issued and
  outstanding)..............................................         363,654
Paid in Surplus.............................................     538,413,497
Net Unrealized Appreciation.................................      51,938,856
Accumulated Undistributed Net Investment Income.............       2,015,793
Accumulated Net Realized Loss...............................      (8,328,238)
                                                                ------------
    Net Assets Applicable to Common Shares..................     584,403,562
                                                                ------------
NET ASSETS..................................................    $884,403,562
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($584,403,562 divided by
  36,365,393 shares outstanding)............................    $      16.07
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $49,762,732
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      5,653,900
Administrative Fee..........................................      1,730,132
Preferred Share Maintenance.................................        799,723
Legal.......................................................         77,573
Custody.....................................................         50,340
Trustees' Fees and Related Expenses.........................         49,026
Other.......................................................        409,499
                                                                -----------
    Total Expenses..........................................      8,770,193
    Less Credits Earned on Cash Balances....................          5,139
                                                                -----------
    Net Expenses............................................      8,765,054
                                                                -----------
NET INVESTMENT INCOME.......................................    $40,997,678
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 4,156,553
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     15,001,031
  End of the Period.........................................     51,938,856
                                                                -----------
Net Unrealized Appreciation During the Period...............     36,937,825
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $41,094,378
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $82,092,056
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 40,997,678        $ 42,773,937
Net Realized Gain/Loss..............................      4,156,553          (8,271,851)
Net Unrealized Appreciation During the Period.......     36,937,825          23,295,865
                                                       ------------        ------------
Change in Net Assets from Operations................     82,092,056          57,797,951
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................    (29,981,884)        (34,036,128)
  Preferred Shares..................................     (9,836,445)        (12,520,067)
                                                       ------------        ------------
Total Distributions.................................    (39,818,329)        (46,556,195)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     42,273,727          11,241,756
NET ASSETS:
Beginning of the Period.............................    842,129,835         830,888,079
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $2,015,793
  and $836,444, respectively).......................   $884,403,562        $842,129,835
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             TWO MONTHS
                                                 YEAR ENDED OCTOBER 31,         ENDED
                                              ----------------------------   OCTOBER 31,
                                               2001      2000       1999        1998
                                              ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).......................................  $ 14.91   $ 14.60   $  17.39    $  17.32
                                              -------   -------   --------    --------
  Net Investment Income.....................     1.13      1.17       1.20         .21
  Net Realized and Unrealized Gain/Loss.....     1.12       .42      (2.30)        .08
                                              -------   -------   --------    --------
Total from Investment Operations............     2.25      1.59      (1.10)        .29
                                              -------   -------   --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............      .82       .94        .96         .16
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .27       .34        .24         .02
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.............      -0-       -0-        .43         -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      -0-       -0-        .06         .04
                                              -------   -------   --------    --------
Total Distributions.........................     1.09      1.28       1.69         .22
                                              -------   -------   --------    --------
NET ASSET VALUE, END OF THE PERIOD..........  $ 16.07   $ 14.91   $  14.60    $  17.39
                                              =======   =======   ========    ========

Market Price Per Share at End of the
  Period....................................  $ 13.79   $12.625   $13.1875    $16.8125
Total Investment Return at Market Price
  (b).......................................   15.97%     2.80%    -14.47%      4.84%*
Total Return at Net Asset Value (c).........   13.63%     8.88%     -8.64%      1.33%*
Net Assets at End of the Period (In
  millions).................................  $ 884.4   $ 842.1   $  830.9    $  930.6
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (d)...........    1.55%     1.67%      1.60%       1.57%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................    7.26%     8.07%      7.43%       7.20%
Portfolio Turnover..........................      28%       39%        80%         6%*
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (d)............    1.01%     1.07%      1.06%       1.07%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (e).......................................    5.51%     5.71%      5.95%       6.48%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..........   12,000    12,000     12,000       6,000
Asset Coverage Per Preferred Share (f)......  $73,700   $70,177   $ 69,241    $155,104
Involuntary Liquidating Preference Per
  Preferred Share...........................  $25,000   $25,000   $ 25,000    $ 50,000
Average Market Value Per Preferred Share....  $25,000   $25,000   $ 25,000    $ 50,000

 * Non-annualized

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                       SEPTEMBER 27, 1991
                                                                         (COMMENCEMENT
                       YEAR ENDED AUGUST 31,                             OF INVESTMENT
--------------------------------------------------------------------     OPERATIONS) TO
       1998       1997       1996       1995       1994       1993      AUGUST 31, 1992
-----------------------------------------------------------------------------------------
     $  16.60   $  15.84   $  15.73   $  15.56   $  17.04   $  16.33        $  14.81
     --------   --------   --------   --------   --------   --------        --------
         1.26       1.28       1.30       1.31       1.34       1.41            1.17
          .72        .73        .10        .26      (1.42)       .78            1.37
     --------   --------   --------   --------   --------   --------        --------
         1.98       2.01       1.40       1.57       (.08)      2.19            2.54
     --------   --------   --------   --------   --------   --------        --------
          .96        .96        .99       1.08       1.12       1.10             .81
          .30        .29        .30        .32        .28        .24             .21
          -0-        -0-        -0-        -0-        -0-        .11             -0-
          -0-        -0-        -0-        -0-        -0-        .03             -0-
     --------   --------   --------   --------   --------   --------        --------
         1.26       1.25       1.29       1.40       1.40       1.48            1.02
     --------   --------   --------   --------   --------   --------        --------
     $  17.32   $  16.60   $  15.84   $  15.73   $  15.56   $  17.04        $  16.33
     ========   ========   ========   ========   ========   ========        ========

     $16.1875   $  15.75   $  14.50   $  14.25   $  15.00   $  16.75        $ 16.125
        9.06%     15.87%      8.98%      2.39%     -3.94%     11.90%          13.24%*
       10.38%     11.14%      7.09%      8.55%     -2.22%     12.31%          14.64%*
     $  928.2   $  901.9   $  874.6   $  870.7   $  864.4   $  917.9        $  891.7
        1.57%      1.61%      1.61%      1.65%      1.64%      1.59%           1.49%
        7.42%      7.86%      8.08%      8.58%      8.23%      8.58%           8.27%
          94%        54%        36%        49%        47%        48%            100%*
        1.06%      1.07%      1.06%      1.07%      1.09%      1.06%           1.03%
        5.66%      6.04%      6.20%      6.48%      6.52%      7.08%           6.85%
        6,000      6,000      6,000      6,000      6,000      6,000           6,000
     $154,696   $150,322   $145,764   $145,113   $144,074   $152,980        $148,612
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $679,708.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $8,328,238, which will expire on October 31, 2008.

    At October 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $813,344,651, the aggregate gross unrealized appreciation is $56,444,180 and the aggregate gross unrealized depreciation is $4,505,324, resulting in net unrealized appreciation on long- and short-term investments of $51,938,856.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTION During the year ended October 31, 2001, the Trust's custody fee was reduced by $5,139 as a result of credits earned on cash balances.

G. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $34,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $84,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $258,477,155 and $237,989,342, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. PREFERRED SHARES

The Trust has outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and C are generally seven days. The dividend periods for Series B and D are 28 days. The average rate in effect on October 31, 2001 was 1.955%. During the year ended October 31, 2001, the rates ranged from 1.650% to 5.100%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III................................  32,905,099            447,266
Hugo F. Sonnenschein..................................  30,942,522            376,719

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         ------------------------------
                                                         IN FAVOR              WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers......................................   10,027                  16

The other trustees whose terms did not expire in 2001 were: Rod Dammeyer, David
C. Arch, Howard J Kerr and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VKQ ANR 12/01                                                  Member NASD/SIPC.
                                                                4580L01-AS-12/01